SECOND AMENDMENT
                                       TO
                              RESTATED AND AMENDED
                      PUBLIC SERVICE COMPANY OF NEW MEXICO
                     ACCELERATED MANAGEMENT PERFORMANCE PLAN
                                     (1988)

         AMENDMENT made as of the 29th day of December, 1989 by Public Service Company of New Mexico ("PNM"), Meadows Resources, Inc. ("Meadows"), Paragon Resources, Inc. ("Paragon"), and Sunbelt Mining Company, Inc. ("Sunbelt"). (Meadows, Paragon and Sunbelt are referred to herein collectively as the "Affiliates" and singly as "Affiliate").

                                    RECITALS:


     A. PNM established the Public Service Company of New Mexico Accelerated Management Performance Plan (the "Plan") on January 14, 1981. The Affiliates have adopted the Plan.

     B. PNM and the Affiliates restated and amended the Plan on October 23, 1984 and again as of August 16, 1988. On August 30, 1988, PNM and the Affiliates amended the August 16, 1988 restated and amended Plan by redesignating Sections
5.03 and 5.04 as Sections 5.04 and 5.05 and by adding a new Section 5.03.

     C. PNM and the Affiliates desire to amend the August 16, 1988 restated and amended Plan as permitted by Section 9.01 thereof.

     D. Capitalized terms used herein and not defined shall have the meanings ascribed to them under the August 16, 1988 restated and amended Plan.

      NOW, THEREFORE, PNM and the Affiliates hereby amend the August 16, 1988 restated and amended Plan as follows:

     1. Section 5.04 (formerly Section 5.03) is amended to provide as follows:

        "5.04 Method of Distribution. Notwithstanding any other provision on this Plan, the form of payment of benefits hereunder shall be the same as the form of annuity benefit selected by the Participant under the Employees' Retirement Plan. The payment of the Actuarial Equivalent of the life only benefit under the Plan shall relieve the Company of further obligation to such person under the Plan."

       IN WITNESS WHEREOF, PNM and the Affiliates have executed this Amendment on the day and year first above written.


                                       PUBLIC SERVICE COMPANY OF
                                       NEW MEXICO


                                       By:  /s/ Jerry D. Geist
                                       -----------------------------------------
                                              Jerry D. Geist
                                              Chairman and President

ATTEST:

/s/ J. B. Mulcock, Jr.
----------------------------------
Secretary

                                       MEADOWS RESOURCES, INC.


                                       By:  /s/ James F. Jennings, Jr.
                                       -----------------------------------------
                                       Title:  President
                                       -----------------------------------------

ATTEST:

/s/ J. B. Mulcock, Jr.
----------------------------------
Asst. Secretary

                                       PARAGON RESOURCES, INC.


                                       By:  /s/ J. B. Mulcock, Jr.
                                       -----------------------------------------
                                       Title:  President
                                       -----------------------------------------

ATTEST:

/s/ K. A. Knight
----------------------------------
Secretary

                                       SUNBELT MINING COMPANY, INC.


                                       By:  /s/ Robert B. Rountree
                                       -----------------------------------------
                                       Title:  Chairman
                                       -----------------------------------------

ATTEST:

/s/ J. B. Mulcock, Jr.
----------------------------------
Secretary

1263T




SUBSCRIBED AND SWORN TO before me this 29th day of December, 1989.


                                       /s/ Marion H. Lowrey
                                       -----------------------------------------
                                       NOTARY PUBLIC


My Commission Expires:
April 21, 1990
----------------------------------




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